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                                                                   Exhibit 10.2

                       AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

          TMP Worldwide Inc. ("TMPW") and James J. Treacy ("Treacy") are parties to an Employment Agreement, dated November 18, 1996 (the "Employment Agreement"), and by virtue of this Amendment No. 1 to Employment Agreement (the "Amendment Agreement"), are modifying certain terms of the Employment Agreement, which amendments are effective as of September 14, 1998.

          The parties hereby agree as follows:

               1. The first sentence of Section 1 of the Agreement is hereby amended to read in its entirety as follows:

               "TMPW shall employ Treacy and Treacy agrees to serve as Chief Operating Officer and Executive
               Vice President - Finance and Strategy".

               2. All references to "President" throughout the Agreement (other than those preceded by "Vice") are hereby amended to read "Chief Executive Officer".

               3. The first sentence of Section 3 of the Employment Agreement is hereby amended to read in its entirety as follows:

               "TMPW shall pay Treacy, as compensation for services performed, an annual salary at the rate of $275,000 and, in addition, commencing in calendar year 1999 Treacy may be entitled to a maximum annual bonus of up to an aggregate of 25% of his annual salary on the basis of goals and criteria determined by the Chief Executive Officer of TMPW, pro rated for periods of less than a full calendar year, it being understood, that (i) the bonus shall be payable promptly after the calendar year to which it relates and (ii) for calendar 1998 and for each full calendar thereafter during the term of this agreement, Treacy shall be provided an annual minimum bonus of at least $35,000, pro rated for periods of less than a full calendar year."

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          4.   The Employment Agreement, as amended by this Amendment Agreement, is hereby ratified and confirmed and remains in full force and effect.

          The parties hereto have executed this Amendment Agreement on October 21, 1998.


                                   TMP WORLDWIDE INC.



                                   By:  /s/ Andrew J. McKelvey
                                       --------------------------
                                       By: Andrew J. McKelvey
                                       Title: CEO



                                      /s/ James J. Treacy
                                   -------------------------------
                                       James J. Treacy













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